UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2011

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400

San Jose, CA 95110

(408) 200-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2011 Annual Meeting of Shareholders was held on May 17, 2011 in San Jose, California. The following is a brief description of the matters voted on at the meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2011, and a statement of the number of votes cast for, withheld and against and the number abstentions and broker non-votes:

The following nominees were elected to serve on the board of directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes
Mark A. Christensen	5,461,711	363,458	5,429,630
Stephen L. Domenik	5,768,854	56,315	5,429,630
James R. Fiebiger	5,633,060	192,109	5,429,630
C. Scott Gibson	5,311,454	513,715	5,429,630
Daniel J. Heneghan	5,768,854	56,315	5,429,630
Richard L. Sanquini	5,476,944	348,225	5,429,630
Bruce A.Walicek	5,768,654	56,515	5,429,630

The proposal to ratify the appointment of KPMG LLP as Pixelworks’ independent registered public accounting firm for the current fiscal year was approved and received the following votes:

No. of Votes
For	10,998,065
Against	233,430
Abstain	23,304

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

	By:	/s/ Steven L. Moore
Date: May 18, 2011		Steven L. Moore
Vice President, Chief Financial Officer, Secretary and Treasurer